UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 18, 2010

Sunnyside Acres Mobile Estates
(Exact name of registrant as specified in its charter)

Nevada	000-52224	88-0409166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 031-088, Shennan Zhong Road
Shenzhen City, P.R. China 518031
(Address of principal executive offices)

Telephone – 0086-755-23990959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)      Dismissal of independent registered public accounting firm

On May 18, 2010, the Board of Directors of Sunnyside Acres Mobile Estates dismissed Kyle L. Tingle, CPA, LLC, Las Vegas, Nevada (“Tingle”), as the Company’s independent registered public accounting firm.

The reports of Tingle on the Company’s financial statements as of and for the years ended December 31, 2009 and December 31, 2008 contained no adverse opinion or disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope, or accounting principle other than the following: (i) the report of Tingle dated April 13, 2010 on our financial statements in the Form 10-K for the fiscal year ended December 31, 2009 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern, and (ii) the report of Tingle dated March 31, 2009 on our financial statements in the Form 10-K for the fiscal year ended December 31, 2008 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

During the recent fiscal years ending December 31, 2009 and December 31, 2008 and through the date of this Current Report, there have been no (i) disagreements with Tingle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Tingle’s satisfaction, would have caused Tingle to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Tingle with a copy of the above disclosures and requested that Tingle furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of Tingle’s letter, dated May 18, 2010 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)      New independent registered public accounting firm

On May 18, 2010, the Board of Directors of the Company engaged Acquavella, Chiarelli, Shuster, Berkower & Co., LLP, New York, New York (“ACSB”), as the Company’s new independent registered public accounting firm.

During the recent fiscal years ending December 31, 2009 and December 31, 2008, and through the date of this Current Report, the Company has not consulted ACSB regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit No.	Description
16.1	Letter of Kyle L. Tingle, CPA, LLC, dated May 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 18, 2010

Sunnyside Acres Mobile Estates
(Registrant)

/s/ Xiaowei (Simon) Song
*Signature

Chief Executive Officer
Title